Exhibit 10.8

Land right cert
owner	address	meters
Heilongjiang Weikang Bio-tech Group	Economic development zone of Shuangcheng City	38988 square meter
Real Estate cert
Heilongjiang Weikang Bio-tech Group	Economic development zone of Shuangcheng City	46.24 square meter
Heilongjiang Weikang Bio-tech Group	Economic development zone of Shuangcheng City	2113.19 square meter
Heilongjiang Weikang Bio-tech Group	Economic development zone of Shuangcheng City	46.24 square meter
Heilongjiang Weikang Bio-tech Group	Economic development zone of Shuangcheng City	1951.04 square meter
Heilongjiang Weikang Bio-tech Group	Economic development zone of Shuangcheng City	646.46 square meter
Heilongjiang Weikang Bio-tech Group	Economic development zone of Shuangcheng City	2294.97 square meter
Heilongjiang Weikang Bio-tech Group	Economic development zone of Shuangcheng City	1951.04 square meter

Weikang

Issued to: Heilongjiang Weikang Bio-Technology Group

Expires: April 8, 2055

(seal) Bureau of Land and Resources of Shuang-Cheng City